Oppenheimer Money Fund/VA
Supplement dated December 31, 2008 to the
Prospectus dated April 29, 2008

This amends the Prospectus of Oppenheimer Money Fund/VA (the “Fund”) dated April 29, 2008 and is in addition to the supplements dated December 10, 2008 and June 24, 2008:

1.     In the section titled “Fees and Expenses of the Fund” on page 5, the following is added to the end of the first paragraph under the “Annual Trust Operating Expenses”:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

2.     In the section titled “How the Fund is Managed – Advisory Fees,” on beginning on page 7, the following is added to the end of the first paragraph:

The Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

December 31, 2008                                                                                                PS0660.004